May 18, 2015

ULTIMUS MANAGERS TRUST

Blue Current Global Dividend Fund

Supplement to Prospectus
Dated September 15, 2014

This supplement updates certain information contained in the Prospectus of the Blue Current Global Dividend Fund (the “Fund”) as described below. For more information or to obtain a copy of the Fund’s Prospectus or SAI free of charge, please contact the Fund at 1-800-514-3583.

The following replaces in its entity the fifth paragraph in the section entitled “Principal Investment Strategies” on page 5 and in the section entitled “Investment Strategies” on page 10 of the Prospectus:

“The Fund’s investment in foreign securities may include investing in foreign securities on foreign exchanges, investing in American Depositary Receipts (“ADRs”) listed on U.S. stock exchanges or investing in ETFs that invest in foreign securities. ADRs are depositary receipts generally issued by a bank or other financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company. The Fund’s foreign securities will primarily be in companies in developed countries. The Fund may seek to hedge against currency fluctuations and deviations involving its foreign equity securities, including by investing in forward foreign currency exchange contracts.”

The following paragraphs are inserted immediately following the subsection entitled “Foreign Security Risk” in the section entitled “Principal Risks” beginning on page 5 and in the section entitled “Investment Risks” on page 11 of the Prospectus:

“Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s foreign securities. Generally, when the value of the U.S. dollar raises relative to a foreign currency, securities valued in that foreign currency lose value in terms of U.S. dollars since that foreign currency is worth fewer U.S. dollars. Currency exchange rates can fluctuate for a number reasons, including the economic stability of a country, changes in interest rates, devaluation of a currency by a country’s government or central banking authority, and overall demand for a currency or lack thereof. Exchange rates can change significantly over short periods.

The Fund may seeks to hedge against currency exposure, such as investing in forward foreign currency exchange contracts, to attempt to reduce the effect of currency fluctuations and deviations. However, the Fund’s use of currency hedging may not be successful and the use of such strategy may lower the Fund’s potential returns.

Forward Currency Exchange Contract Risk. Forward Currency Exchange Contracts (“Forex Contracts”) are individually negotiated and privately traded agreements to buy or sell a specific currency at a future date and at a price set at the time of the transaction. Although Forex Contracts may reduce the risk of loss from a change in value of a currency, they also limit any potential gains, are subject to the creditworthiness of the counterparty, do not protect against fluctuations in the value of the underlying security, and are subject to additional risk of loss or depreciation due to: unanticipated adverse changes in interest rates, indices, and currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a forward and the underlying currency; and tax constraints on closing out positions. The loss on Forex Contracts may substantially exceed the amount invested in these instruments.”

The following new paragraph is inserted immediately following the subsection entitled “Portfolio Holdings and Disclosure Policy” on page 14 of the Prospectus:

“Additional Information. To the extent the Fund makes investments regulated by the Commodities Futures Trading Commission (the “CFTC”), the Fund intends to do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”). The Trust, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the CEA. If the Fund is unable to comply with the requirements of Rule 4.5, it may be required to modify its investment strategies or be subject to CFTC registration requirements, either of which may have an adverse effect on the Fund.”

The following sentence replaces in its entity the first sentence in the section entitled “Dividends, Distributions and Taxes” on page 25 of the Prospectus:

“Income dividends, if any, are normally declared and paid quarterly by the Fund, while net capital gain distributions, if any, are normally declared and paid annually in December.”

Investors should retain this supplement for future reference.

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